Contract Acceptance Notice - Agency

To:	WAAT Media Corporation, United States of America, registered no. 2512380 and Address: 18226 Ventura Blvd. Suite 102 Tarzana, Ca 91356 Attention: Camill Sayadeh Fax: +1 818 708 0598
From the Vodafone Group Company identified opposite:
Belgacom Mobile NV
Vooruitgangstraat 55
B-1210 Brussels
BELGIUM
(HRB 587.244)

Attention:  Xavier Huberland - Consumer Mobile Division Director
Guy Mat - Procurement Manager
Geoffroy de Wilde d’Estmael - Business Performance Manager

CC:	Vodafone Group Services Limited Vodafone House The Connection, Newbury, Berkshire RG14 2FN United Kingdom Attention: Executive Head of Content Development (Graeme Ferguson) Fax: +44 207 212 0312
Territory	The country in which Belgacom Mobile NV is incorporated, namely Belgium

We accept the Standing Offer set out in the Master Agreement entered into between you and VGSL dated 17 December 2004 (entitled “Vodafone Master Global Content Agency Terms and Conditions”), a copy of which (together with any relevant Content Schedules) we have seen.

Signed on behalf of: The Vodafone Group Company Identified above	Signed on behalf of: WAAT Media Corporation Print signatories’ name: Camill Sayadeh

Belgacom Mobile NV Identified above	Position: Date signed:
Signature
Print signatories’ name: Xavier Huberland
Position: Consumer Mobile Division Director
Date signed: 13-06-05
Signature

Print signatories’ name: Guy Mat
Position: Procurement Manager
Date signed: 24-04-05
Signature

Print signatories’ name: Geoffroy de Wilde d’Estmael
Position: Business Performance Manager
Date signed: 22-04-05
Signature

NB - Prior to signing this Contract Acceptance Notice, the Vodafone Group Company must be sent copies of the final, signed versions of: (1) Terms and Conditions; and (2) Content Schedule(s).

TO THE ATTENTION OF CAMILL SAYADEH

Europe, Belgium 7th of September 2005

Dear,

Because of our cooperation together via Vodafone I would like you to sign the Contract acceptance notice in attachment.

Thanks for sending me a copy via fax end please also send me an original signed copy via air-mail to the address/attention of:
Proximus - Belgacom Mobile
To Tania De Decker
Vooruitgangstraat 55
B-1210 Brussel
BELGIUM_EUROPE

Kind regards,
Tania De Decker

Tania.dedecker@proximus.net
Tel +32 2 205 20 88
Fax +32 2 205 45 28

BELGACOM MOBILE S.A./N.V.
Rue du Progrès 55 / Vooruigangstraat 55
B-1210 Bruxelles / Brussel
Tel: +32 2 205 40 00 - Fax: +32 2 205 40 40
TYA/BTW BE 453 918 428 - RCB/HRB 587 244
www.proximus.be